UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VIGIL NEUROSCIENCE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! VIGIL NEUROSCIENCE, INC. 2024 Annual Meeting Vote by June 4, 2024 11:59 PM ET VIGIL NEUROSCIENCE, INC. 100 FORGE ROAD, SUITE 700 WATERTOWN, MA 02472 V44495-P09667 You invested in VIGIL NEUROSCIENCE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2024. Get informed before you vote View the Notice, Proxy Statement and our 2023 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 5, 2024 8:30 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/VIGL2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. The more complete proxy materials, which contain important information and are available to you on the Internet or by mail. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review the proxy materials at www.ProxyVote.com before voting. Board Recommends Voting Items 1. To elect three class III directors to our board of directors, to serve until the 2027 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal: Nominees: 1a. Bruce Booth, D.Phil For 1b. Suzanne Bruhn, Ph.D. For 1c. Ivana Magovèević-Liebisch, Ph.D., J.D. For 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. To approve an amendment to our Third Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted by Delaware law. For NOTE: The proxies are authorized to vote on such other business as may properly come before meeting or and adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V44496-P09667